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                                                                    EXHIBIT 23.2
                                                                    ------------



    INDEPENDENT AUDITORS' CONSENT


    We consent to the incorporation by reference in this Registration Statement, related to 4,067,597 Common Shares, of The Mead Corporation on Form S-3 of our report dated January 25, 1996, appearing in the Annual Report on Form 10-K of The Mead Corporation for the year ended December 31, 1995 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

                                        /s/ Deloitte & Touche llp


    Dayton, Ohio
    November 12, 1996